[LOGO]

Argentina Fund, Inc.
Annual Report

October 31, 2000


A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

[LOGO] The Argentina Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o  investments in a broad spectrum of Argentine industries

o  non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy

General Information
--------------------------------------------------------------------------------

Executive Offices

         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

         For account information: 1-800-621-1048

         Kemper Service Company
         P.O. Box 219153
         Kansas City, MO 64121-9153

Legal Counsel

         Willkie Farr & Gallagher

Custodian

         Brown Brothers Harriman & Co.

Independent Accountants

         PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF

Contents
--------------------------------------------------------------------------------

Letter to Shareholders...............................   3
Investment Summary...................................   6
Portfolio Summary....................................   7
Investment Portfolio.................................   8
Financial Statements.................................  11
Financial Highlights.................................  14
Notes to Financial Statements........................  15
Report of Independent Accountants....................  18
Tax Information......................................  19
Dividend Reinvestment and
    Cash Purchase Plan...............................  20
Stockholder Meeting Results..........................  22
Investment Manager...................................  23
Directors and Officers...............................  24


Net Asset Value

The fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Letter to Shareholders
--------------------------------------------------------------------------------


Dear Shareholders:

     Stocks in Argentina declined over the past year, as the benefits of improved global growth were counteracted by growing fears about the country's ability to meet its debt payments. Argentina's stagnant economy, combined with the government's apparent inability to enact effective fiscal reforms, led to a deterioration of confidence among consumers, businesses, and international investors. As a result, the fund's benchmark -- the IFC Argentina Index -- declined 14.69% over the twelve months ended October 31, 2000, while the Merval Index fell 16.51% in the same period. Despite this challenging environment, the fund's net asset value return outperformed the benchmark for the period with a gain of 2.54%. Meanwhile, its share price -- quoted on the NYSE -- returned 3.43% to close at $10.44 per share, representing a discount of 26.06% to NAV.

     As we stated in the third quarter letter to shareholders, the fund's outperformance was largely due to our decision to take advantage of the prospectus guideline that enables us to invest a significant portion of net assets outside of Argentina. The fund currently holds only 66% of net assets in Argentina, very close to the minimum level allowed by prospectus. The remainder of the fund's assets are in companies that do a significant portion of their business in Argentina, including firms located in Spain, Chile, and Brazil. The strong showing of our holdings in these areas, which are all benefiting from a better investment backdrop than Argentina, was a key factor in the fund's outperformance during the past twelve months.

Investment Backdrop

     Argentina is in the second year of economic stagnation, a problem that has been compounded by weak agricultural prices and a loss of competitiveness with its major trading partner, Brazil, following that country's currency devaluation at the beginning of last year. The fiscal situation is not improving, as the country's debt load continues to grow and its leaders have taken few meaningful steps to alleviate the problem. The government has maintained high tax rates and cut spending under the aegis of a fiscal austerity plan that was designed to improve the country's balance sheet. However, this combination has helped stifle growth and kept the debt-to-GDP ratio high. These issues have raised concerns that Argentina will have difficulty rolling over its external debt obligations, which should total close to $19 billion in the coming year alone. Since it has been unclear how the government will raise the financing necessary to pay this sum, investors' perceptions of country risk have increased significantly. Bond yields have remained high as a result, and foreign investors have avoided the country's stock market.

     Difficulties on the political front have also led to increased instability in the Argentine market. The election of President Fernando de la Rua in 1999 prompted many investors to believe that the new government would bring about much-needed change in the country. These hopes have not been realized, however, and the resulting crisis in confidence has caused de la Rua to lose credibility. Recently, a bribery scandal in Congress compounded the problem by prompting the resignation of Vice President Carlos Alvarez and weakening the country's coalition government.

     In the weeks immediately following the close of the reporting period, some relief was provided to the market by the news that Argentina was negotiating an agreement with the International Monetary Fund (IMF). This accord, if finalized, would provide short-term relief for the country's debt crisis by making a financial support package available. While this news had not become official as of the publication of this report, it served to calm the bond market and provide a measure

[LOGO] The Argentina Fund, Inc.
Letter to Shareholders
--------------------------------------------------------------------------------

of stability to equities. With the Argentine economy beginning to show signs of a possible bottoming, this could provide a catalyst for a stronger short-term performance from the country's stock market by soothing fears that the Convertibility Program (which links the Argentine peso to the dollar) is in jeopardy.

Portfolio Strategy

     We continue to focus on fundamentals and invest on a company-by-company basis. Most important, we look at the ability of individual companies to grow their operations using cash flows that are generated internally, rather than businesses that depend on external sources for the cash necessary to finance growth. A company that throws off strong cash flows and does not have to use the money for expenses or interest payments is free to plow the money back into the business. This means that it can invest in growth opportunities or buy back its own stock, either of which can lead to improved returns for shareholders. As a result, a common theme among all companies in the portfolio is a demonstrated ability to generate cash, invest it wisely, and gain an attractive return from the investment. The greater a company's free cash flow and the better its return, the greater the likelihood that the company will outperform its peers.

     The fund's top sector holdings reflect this approach. We currently hold 30% of net assets in the financial sector, where we have found several companies that are strong financially and therefore offer an attractive risk profile. We believe that banks will be among the first to benefit from an economic recovery, since stronger growth would lead to an increased demand for loans. We also hold 18% of net assets in oil and gas stocks, which offer strong dollar revenues that are not directly tied to the health of Argentina's economy. A top performer in this area was Brazil-based Petrobras, which we trimmed as it rallied and grew to become too large a position within the portfolio. We also have substantial holdings in telecoms and food/beverage stocks, which tend to generate strong, reliable cash flows. Our top holdings in these sectors are Telecom Argentina and Quilmes, respectively. During the year we invested in two Argentine technology IPOs -- El Sitio, an Internet portal, and Impsat, an Internet service provider -- for a brief time to take advantage of the frenzy in the markets, which helped the fund's performance. Both positions have since been sold, as the longer-term prospects for Internet companies in Latin America remain unclear.

     Going forward, we will look to increase the fund's positions in Argentine equities, while decreasing its holdings outside of the country. While we are not yet convinced that a recovery is at hand, we believe that the time is right to begin taking advantage of the country's attractive valuations. Recent purchases in Argentina include Banco Galicia, Banco Frances, PC Holdings (oil), and Irsa (real estate).

Outlook

     Argentina remains mired in a vicious cycle that is proving difficult to escape. While there is no short-term solution to the country's debt problem, a key step will be increased fiscal discipline on both the provincial and federal levels. We believe that positive action on the part of the government will go a long way toward restoring confidence both within Argentina and overseas.

     Argentina's economy, while not yet growing, is showing some signs of improvement. For example, construction spending is on the rise, mortgages are increasing, and exports are growing. Improved confidence could provide some momentum to the economy, and increase the potential for a positive cycle to develop. We are therefore positioning the portfolio defensively, but are focusing on companies that stand to benefit when the economy ultimately picks up steam. Valuations are extremely attractive, with many

[LOGO] The Argentina Fund, Inc.
Letter to Shareholders
--------------------------------------------------------------------------------

companies trading at their lowest levels in many years. An additional positive is that dedicated investors (i.e., institutions focused exclusively on the region, such as Latin America funds) are underweight in Argentina, meaning that signs of a recovery or improved stability on the political front could lead to significant inflows into the Argentine market. While the year ahead is likely to bring additional market volatility as Argentina tries to develop effective solutions to its fiscal crisis, the country continues to hold potential for investors who are willing to stay invested during the long-term process of Argentina's recovery.

     We are pleased to remind our shareholders that information about the fund's holdings and performance is available on the Internet at www.cefa.com, and will soon be available on a Scudder Closed End Fund Web site that is currently under construction.

Sincerely,

/s/ Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[LOGO] The Argentina Fund, Inc.
Investment Summary as of October 31, 2000
--------------------------------------------------------------------------------


Historical
Information                             Total Return (%)
Life of Fund   -----------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)
               -------------------   --------------------   --------------------
                           Average                Average               Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual
               -------------------   --------------------   --------------------
Current Quarter     .02         --      -6.05          --     -10.51          --
One Year           3.43       3.43       2.54        2.54     -14.69      -14.69
Three Year        -3.21      -1.08      10.47        3.38      -7.91       -2.71
Five Year         23.87       4.37      65.28       10.57      50.61        8.53
Life of Fund*     14.32       1.49      69.10        5.99      40.42        3.84

--------------------------------------------------------------------------------

Per Share Information and Returns (a)

Yearly Periods Ended October 31

A CHART IN THE FORM OF A BAR GRAPH APPEARS HERE, ILLUSTRATING THE FUND TOTAL RETURN (%) WITH THE EXACT DATA POINTS LISTED IN THE TABLE BELOW.

                       1991*    1992    1993    1994    1995    1996    1997    1998    1999     2000
                     --------------------------------------------------------------------------------

Net Asset Value...   $10.99   $ 9.35  $12.69  $14.53  $10.27  $12.70  $14.60  $13.02   $14.59  $14.12
Income Dividends..   $   --   $  .06  $  .05  $  .14  $  .27  $  .33  $  .33  $  .25   $  .45  $  .31
Capital Gains
Distributions.....   $   --   $   --  $  .09  $  .02  $  .46  $   --  $   --  $   --   $   --  $  .39
Total Return (%)..      .09   -14.55   37.55   15.58  -24.94   26.86   17.94   -8.90    18.26    2.54

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) IFC Argentina Global Total Return Index U.S.$.

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Argentina Fund, Inc.
Portfolio Summary as of October 31, 2000
--------------------------------------------------------------------------------

Diversification

Equity Securities           97%        THE ORIGINAL DOCUMENT CONTAINS A PIE
Cash Equivalents             3%        CHART HERE REFLECTING THE INFORMATION
                           ----        TO THE LEFT.
                           100%
                           ====



--------------------------------------------------------------------------------

Sectors

     Sector breakdown of the Fund's equity securities


Financial                   32%        THE ORIGINAL DOCUMENT CONTAINS A PIE
Consumer Staples            16%        CHART HERE REFLECTING THE INFORMATION
Communications              14%        TO THE LEFT.
Energy                      12%
Utilities                   11%
Metals & Minerals           10%
Construction                 5%
                           ----
                           100%
                           ====

--------------------------------------------------------------------------------
Ten Largest Equity Holdings (60% of Portfolio)

   1. Petroleo Brasileiro S.A.

   2. Telecom Argentina S.A.

   3. Grupo Financiero Galicia

   4. PC Holdings S.A.

   5. Banco Frances del Rio de la Plata

   6. Dalmine Siderca

   7. Companhia Telefonica Nacional de Espana S.A.

   8. Companhia de Bebidas das Americas

   9. Quilmes Industrial S.A.

  10. Banco Itau S.A.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio as of October 31, 2000
--------------------------------------------------------------------------------

                                                                                  Principal
                                                                                 Amount ($)      Value ($)
----------------------------------------------------------------------------------------------------------
Short-Term Investments 2.6%
Student Loan Marketing Association, 6.45%**, 11/1/2000 (Cost $3,467,000)......     3,467,000     3,467,000
----------------------------------------------------------------------------------------------------------

Preferred Stocks 1.2%

                                                                                      Shares
                                                                                     -------

Communications 1.2%

Telephone/Communications
Nortel Inversora "A" (ADR) (b)................................................        40,983       514,439
Nortel Inversora "B" (ADR)....................................................        88,685     1,064,220
                                                                                                ----------
Total Preferred Stocks (Cost $1,597,238)......................................                   1,578,659
                                                                                                ----------
----------------------------------------------------------------------------------------------------------

Common Stocks 96.2%

Consumer Staples 15.9%

Alcohol & Tobacco 3.4%
Massalin Particulares S.A. (b)................................................       574,972     4,485,724
                                                                                                ----------

Food & Beverage 12.5%
Companhia de Bebidas das Americas (pfd.) (ADR) (c)............................       257,500     5,809,844
Companhia Cervecerias Unidas S.A. (ADR) (d)...................................       161,300     3,115,106
Molinos Rio de la Plata "B"*..................................................       954,047     1,660,390
Quilmes Industrial S.A  ......................................................       569,250     4,554,000
Quilmes Industrial S.A. (ADR).................................................       130,000     1,072,500
Quimica Estrella "B"* (b).....................................................       227,160       193,127
                                                                                                ----------
                                                                                                16,404,967
                                                                                                ----------

Communications 12.6%

Telephone/Communications
Telefonica S.A. (ADR)* (e.....................................................       107,666     6,237,899
Telecom Argentina S.A. "B" (ADR)..............................................       596,232    10,247,738
                                                                                                ----------
                                                                                                16,485,637
                                                                                                ----------


    The accompanying notes are an integral part of the financial statements.

                                       8

[LOGO] The Argentina Fund, Inc.
Investment Portfolio
----------------------------------------------------------------------------------------------------------

                                                                                   Shares        Value ($)
----------------------------------------------------------------------------------------------------------

Financial 30.9%

Banks 19.4%
Banco Frances del Rio de la Plata.............................................     1,107,382     8,008,054
Banco Itau S.A. (pfd.) (c)....................................................    68,600,000     5,361,632
Banco Santander S.A. (ADR) (e)................................................       258,857     2,637,104
Grupo Financiero Galicia S.A. "B"*............................................     5,745,558     8,562,679
Grupo Financiero Galicia S.A. "B" (ADR).......................................        60,000       873,750
                                                                                                ----------
                                                                                                25,443,219
                                                                                                ----------

Other Financial Companies 7.5%
BI S.A. "A" (b)...............................................................     1,000,000       750,000
PC Holdings  S.A.  "B" (ADR)..................................................       631,030     9,071,056
                                                                                                ----------
                                                                                                 9,821,056
                                                                                                ----------
Real Estate 4.0%
Inversiones y Representaciones S.A. (GDR).....................................       252,918     5,263,856
                                                                                                ----------
Energy 11.9%

Oil Companies
Petrobras Distribuidora S.A. (pfd.) (c)*......................................   165,600,000     2,742,859
Petroleo Brasileiro S.A. (pfd.) (c)...........................................       480,000    12,785,684
                                                                                                ----------
                                                                                                15,528,543
                                                                                                ----------

Metals & Minerals 9.6%


Steel & Metals
Acindar*......................................................................       730,000       653,487
Dalmine Siderca...............................................................     3,120,505     6,772,918
Gerdau S.A. (pfd.) (c)........................................................    92,800,000       976,842
Siderar SAIC "A"..............................................................     1,552,796     4,115,774
                                                                                                ----------
                                                                                                12,519,021
                                                                                                ----------
Construction 5.1%

Building Materials
Juan Minetti y Cia "B"*.......................................................     1,272,239     1,832,409
Loma Negra Cia. S.A. (b)......................................................       448,653     4,816,739
                                                                                                ----------
                                                                                                 6,649,148
                                                                                                ----------

Utilities 10.2%

Electric Utilities 4.0%
Capex S.A. "A"*...............................................................       768,830     3,937,236
Empresa Nacional de Electricidad Chile (ADR)* (d).............................       124,849     1,310,915
                                                                                                ----------
                                                                                                 5,248,151
                                                                                                ----------

    The accompanying notes are an integral part of the financial statements.

                                       9

[LOGO] The Argentina Fund, Inc.
Investment Portfolio
----------------------------------------------------------------------------------------------------------

                                                                                   Shares        Value ($)
----------------------------------------------------------------------------------------------------------

Natural Gas Distribution 6.2%
Gas Natural Ban S.A. "B"......................................................       665,184     1,237,502
MetroGas S.A. "B" (ADR).......................................................       377,475     3,515,236
Transportadora de Gas del Sur "B".............................................     1,956,215     3,424,095
                                                                                               -----------
                                                                                                 8,176,833
                                                                                               -----------
Total Common Stocks (Cost $112,824,443).......................................                 126,026,155
                                                                                               -----------
----------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100.0% (Cost $117,888,681) (a)..................                 131,071,814
                                                                                               -----------
                                                                                               -----------
----------------------------------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time purchase, not a coupon rate (unaudited).

  (a) The cost for federal income tax purposes was $118,088,404. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $12,983,410. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,850,062, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,866,652.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $10,760,029 (8.2% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2000 aggregated $10,081,829. These securities may also have certain restrictions as to resale.

  (c) Investments in Brazilian companies aggregating $27,676,861 (21.1% of net assets).

  (d) Investments in Chilean companies aggregating $4,426,021 (3.4% of net assets).

  (e) Investments in Spanish companies aggregating $8,875,003 (6.8% of net assets).


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 October 31, 2000
--------------------------------------------------------------------------------

 ASSETS

 Investments in securities, at value (cost $117,888,681)........................                  $    131,071,814
 Cash...........................................................................                               739
 Receivable for investments sold................................................                           566,217
 Dividends receivable...........................................................                            46,857
                                                                                                 -------------------
 Total assets...................................................................                       131,685,627
                                                                                                 -------------------
 LIABILITIES

 Payable for subscribed shares..................................................                           208,620
 Accrued management fee.........................................................                           110,321
 Other accrued expenses and payables............................................                           114,473
                                                                                                 -------------------
 Total liabilities..............................................................                           433,414
                                                                                                 -------------------
 Net assets, at value...........................................................                  $    131,252,213
                                                                                                 ===================
 NET ASSETS

 Net assets consist of:
 Undistributed net investment income (loss).....................................                         1,593,679
 Net unrealized appreciation (depreciation) on:
    Investments.................................................................                        13,183,133
    Foreign currency related transactions.......................................                              (513)
 Accumulated net realized gain (loss)...........................................                         2,194,145
 Paid-in capital................................................................                       114,281,769
                                                                                                 -------------------
 Net assets, at value...........................................................                  $    131,252,213
                                                                                                 ===================
 Netasset value per share ($131,252,213 / 9,295,304 shares of common stock
     issued and outstanding, $.01 par value, 100,000,000 shares authorized).....                            $14.12
                                                                                                           =========


    The accompanying notes are an integral part of the financial statement.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Statement of Operations
 Year Ended October 31, 2000
--------------------------------------------------------------------------------

 Investment Income
 Dividends (net of foreign taxes withheld of $111,624)..........................                  $      4,634,325
 Interest.......................................................................                           261,338
                                                                                                 -------------------
 Total income...................................................................                         4,895,663
                                                                                                 -------------------
 Expenses:
 Management fee.................................................................                         1,509,998
 Custodian and accounting fees..................................................                           309,379
 Auditing.......................................................................                            65,651
 Legal..........................................................................                            10,393
 Directors' fees and expenses...................................................                            62,288
 Services to shareholders.......................................................                            39,263
 Reports to shareholders........................................................                            43,229
 Other..........................................................................                            24,273
                                                                                                 -------------------
                                                                                                         2,064,474
                                                                                                 -------------------
 Net investment income (loss)...................................................                         2,831,189
                                                                                                 -------------------
 Realized and unrealized gain (loss) on investment transactions
 Net realized gain (loss) from:
 Investments....................................................................                         2,443,950
 Foreign currency related transactions (including CPMF tax of $8,506)...........                           (36,198)
                                                                                                 -------------------
                                                                                                         2,407,752
                                                                                                 -------------------
 Net unrealized appreciation (depreciation) during the period on:
 Investments....................................................................                        (3,032,145)
 Foreign currency related transactions..........................................                               275
                                                                                                 -------------------
                                                                                                        (3,031,870)
                                                                                                 -------------------
 Net gain (loss) on investment transactions.....................................                          (624,118)
                                                                                                 -------------------
 Net increase (decrease) in net assets resulting from operations................                  $      2,207,071
                                                                                                 ===================



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      Years Ended October 31,
Increase (Decrease) in Net Assets                                                     2000             1999
--------------------------------------------------------------------------------------------------------------------
 Operations:
 Net investment income (loss)...........................................     $      2,831,189     $      3,554,312
 Net realized gain (loss) on investment transactions....................            2,407,752            5,362,548
 Net unrealized appreciation (depreciation) on investment transactions
    during the period...................................................           (3,031,870)           9,822,818
                                                                            -------------------  -------------------
 Net increase (decrease) in net assets resulting from operations........            2,207,071           18,739,678
                                                                            -------------------  -------------------
 Distributions to shareholders from:
    Net investment income...............................................           (2,878,155)          (4,172,863)
    Net realized gains..................................................           (3,620,904)                  --
                                                                            -------------------  -------------------
 Total distributions....................................................           (6,499,059)          (4,172,863)
                                                                            -------------------  -------------------
 Reinvestment of distributions..........................................              130,228               92,168
                                                                            -------------------  -------------------
 Increase (decrease) in net assets......................................           (4,161,760)          14,658,983
 Net assets at beginning of period......................................          135,413,973          120,754,990
                                                                            -------------------  -------------------
 Net assets at end of period (including undistributed net investment
    income (loss) of $1,593,679 and $1,676,843, respectively)...........     $    131,252,213     $    135,413,973
                                                                            ===================  ===================
 Other Information
 Shares outstanding at beginning of period..............................            9,284,370            9,273,029
 Shares issued to shareholders in reinvestment of distributions.........               10,934               11,341
                                                                            -------------------  -------------------
 Shares outstanding at end of period....................................            9,295,304            9,284,370
                                                                            ===================  ===================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                            Years Ended October 31,
                                                           --------------------------------------------------------
                                                              2000        1999      1998         1997        1996
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period..................     $ 14.59     $ 13.02   $ 14.60      $ 12.70     $ 10.27
                                                           -------     -------    -------     -------     -------
Income (loss) from investment operations:
  Net investment income (loss) (a)....................         .30         .38       .39          .30         .26
  Net realized and unrealized gain (loss)
   on investment transactions.........................        (.07)       1.64     (1.72)        1.93        2.50
                                                           -------     -------   -------     -------     -------
Total from investment operations......................         .23        2.02     (1.33)        2.23        2.76
                                                           -------     -------   -------     -------     -------
Less distributions from:
  Net investment income...............................        (.31)       (.45)     (.25)        (.33)       (.33)
  Net realized gains on investment
   transactions.......................................        (.39)         --        --           --          --
                                                           -------     -------   -------     -------      -------
Total distributions...................................        (.70)       (.45)     (.25)        (.33)       (.33)
                                                           -------     -------   -------       ------      ------
Net asset value, end of period........................     $ 14.12     $ 14.59   $ 13.02      $ 14.60     $ 12.70
                                                           =======     =======   =======      =======     =======
Market value, end of period...........................     $ 10.44     $ 10.69   $  9.63      $ 12.31     $ 11.50
                                                           =======     =======   =======      =======     =======
Total Return
Per share market value (%)............................        3.43       17.19    (20.15)        9.84       16.52
Per share net asset value (%) (b).....................        2.54       18.26     (8.90)       17.94       26.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)................         131         135       121          135         118
Ratio of expenses (%).................................        1.43        1.47      1.48         1.71        1.90
Ratio of net investment income (loss) (%).............        1.95        2.88      2.75         1.96        2.11
Portfolio turnover rate (%)...........................          13          41        14           32          19

(a)Based on monthly average shares outstanding during the period.
(b)Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities. At October 31, 2000, the exchange rates were U.S. $1 to 0.9998 Argentine peso and U.S. $1 to 1.9000 Brazilian real.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. However, under Brazilian, Chilean and Spanish tax laws, the Fund is subject to withholding taxes on dividends ranging from 15% to 35%.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until June 17, 2000. Effective June 18, 2000 the CPMF tax is 0.30%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $20,053,577 and $17,857,213, respectively.

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the agreement. The management fee payable under the agreement is equal to an annual rate of 1.04% of the Fund's average weekly net assets and payable monthly. For the year ended October 31, 2000, the fee pursuant to the Agreement amounted to $1,509,998.

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $100,331, of which $32,168 is unpaid at October 31, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SSC aggregated $15,000, of which $5,000 is unpaid at October 31, 2000. Effective November 17, 2000, Kemper Service Company, a wholly owned subsidiary of the Manager, is the shareholder service agent of the Fund.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $73,288.

D. Investing in Emerging Markets
   -----------------------------

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit
   --------------
The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank, for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

[LOGO] The Argentina Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
December 8, 2000

[LOGO] The Argentina Fund, Inc.
Tax Information                                                   (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.39 per share from net long-term capital gains dividends during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $981,000 as capital gains dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $111,624 and earned $1,496,347 of foreign source income during the year ended October 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.012 per share as foreign taxes paid and $0.161 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

[LOGO] The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through Kemper Service Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Kemper Service Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

[LOGO] The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Kemper Service Company, P.O. Box 219153, Kansas City, MO 64121-9153 , 1-800-621-1048.

[LOGO] The Argentina Fund, Inc.
Stockholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund") was held on Thursday, July 6, 2000, at the offices of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by Stockholders and the resulting votes for each matter are presented below.

1. To elect two Directors of the Fund to hold office for a term of three years or until their respective successors have been duly elected and qualified.

             Director (Class II):              Number of Votes:
             --------------------              ---------------
                                                                  Broker
                                                                  ------
                                        For       Withheld       Non-Votes*
                                        ---       --------       ---------
             Nicholas Bratt          6,222,408     80,747           0
             Robert J. Callander     6,208,456     94,699           0

2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountant for the fiscal year ending October 31, 2000.


                                Number of Votes:
                                 ---------------
                                                                  Broker
                                                                  ------
             For             Against           Abstain           Non-Votes*
             ---             -------           -------           ---------
           6,269,874          23,837            9,444                0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

[LOGO] The Argentina Fund, Inc.
Investment Manager
--------------------------------------------------------------------------------

         The investment manager of The Argentina Fund, Inc. is Scudder Kemper Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

         The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

         The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

[LOGO] The Argentina Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------

NICHOLAS BRATT*
    Chairman of the Board, President and Director
JAVIER A. GONZALEZ FRAGA
    Director
KENNETH C. FROEWISS
    Director
RONALDO A. DA FROTA NOGUEIRA
    Director
DR. SUSAN KAUFMAN PURCELL
    Director
JOSE E. ROHM
    Honorary Director
JUDITH A. HANNAWAY*
    Vice President
PAUL H. ROGERS*
    Vice President
JOHN MILLETTE*
    Vice President and Secretary
BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary
PAUL J. ELMLINGER*
    Vice President and Assistant Secretary
KATHRYN L. QUIRK*
    Vice President and Assistant Secretary
JOHN R. HEBBLE*
    Treasurer
CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.